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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 13, 1999

                       UNION PACIFIC RESOURCES GROUP INC.

               (Exact name of registrant as specified in charter)

     Utah                           1-13916                       13-2647483

(State or other                   (Commission                      (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

777 Main Street, Fort Worth, Texas                                 76102
----------------------------------                                 -----

(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number including area code                 817-321-6000



(Former name or former address, if changed since last report)

Not applicable

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Item 5.   Other Events.

     On April 13, 1999, Union Pacific Resources Group Inc. (the "Company") and its subsidiaries, Union Pacific Resources Inc. and UPR Capital Company, entered into an Indenture with The Bank of New York in connection with the issuance of the following debt securities: $200,000,000 7.30% Notes due April 15, 2009 and $300,000,000 7.95% Debentures due April 15, 2029. A copy of the Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K.






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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          Exhibits not incorporated herein by reference to a prior filing are designated by an asterisk (*) and are filed herewith.

*4.1 Indenture, dated as of April 13, 1999, between Union Pacific Resources Group Inc., Union Pacific Resources Inc., UPR Capital Company and The Bank of New York as trustee.

*4.2 Form of 7.30% Note due April 15, 2009.

*4.3 Form of 7.95% Debenture due April 15, 2029 ($200 million)

*4.4 Form of 7.95% Debenture due April 15, 2029 ($100 million)

*25.1 Statement on Form T-1 of the eligibility of The Bank of New York, as trustee under the Indenture.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                UNION PACIFIC RESOURCES GROUP INC.

                                /s/ Joseph A. LaSala, Jr.
                                -------------------------------------------
                                By:  Joseph A. LaSala, Jr.
                                     Vice President, General Counsel and
                                     Secretary



DATED:     April 14, 1999



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                                  EXHIBIT INDEX

Exhibit                             Description
-------                             -----------

*4.1 Indenture, dated as of April 13, 1999, between Union Pacific Resources Group Inc., Union Pacific Resources Inc., UPR Capital Company and The Bank of New York as trustee.

*4.2  Form of 7.30% Note due April 15, 2009.

*4.3  Form of 7.95% Debenture due April 15, 2029 ($200 million).

*4.4  Form of 7.95% Debenture due April 15, 2029 ($100 million).

*25.1 Statement on Form T-1 of the eligibility of The Bank of New York, as trustee under the Indenture.

* Filed herewith

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